Brown Advisory Sustainable Growth Fund
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Communication Services - 3.7%
Alphabet, Inc. - Class A	2,226,951	$369,339,824

Consumer Discretionary - 10.6%
Airbnb, Inc. - Class A (a)	1,831,080	232,199,255
Amazon.com, Inc. (a)	3,382,765	630,310,602
Chipotle Mexican Grill, Inc. (a)	3,383,611	194,963,666
		1,057,473,523

Financials - 18.3%
Ares Management Corp.	1,275,593	198,788,413
Arthur J Gallagher & Co.	982,879	276,552,664
KKR & Co., Inc.	3,055,919	399,041,903
MSCI, Inc. - Class A	343,591	200,289,502
Progressive Corp.	1,433,547	363,776,887
Visa, Inc. - Class A	1,435,241	394,619,513
		1,833,068,882

Health Care - 12.8%
Agilent Technologies, Inc.	1,089,767	161,808,604
Danaher Corp.	1,221,860	339,701,517
IDEXX Laboratories, Inc. (a)	367,489	185,662,793
Intuitive Surgical, Inc (a)	219,337	107,753,688
Thermo Fisher Scientific, Inc.	444,544	274,981,582
West Pharmaceutical Services, Inc.	706,189	211,969,690
		1,281,877,874

Industrials - 10.8%
Fortive Corp.	3,514,858	277,427,742
General Electric Co.	564,133	106,384,201
Uber Technologies, Inc. (a)	4,094,034	307,707,595
Veralto Corp.	1,817,971	203,358,236
Verisk Analytics, Inc.	705,131	188,946,903
		1,083,824,677

Information Technology - 40.6%
Cadence Design Systems, Inc. (a)	866,225	234,772,962
Dynatrace, Inc. (a)	4,380,236	234,211,219
Gartner, Inc. (a)	339,547	172,068,838
Intuit, Inc.	707,036	439,069,356
KLA Corp.	275,211	213,126,150
Marvell Technology, Inc.	4,252,939	306,721,961
Microsoft Corp.	1,651,162	710,495,009
Monolithic Power Systems, Inc.	369,183	341,309,683
NVIDIA Corp.	6,337,044	769,570,623
ServiceNow, Inc. (a)	486,442	435,068,860
Workday, Inc. - Class A (a)	804,824	196,707,034
		4,053,121,695

Materials - 2.0%
Ecolab, Inc.	764,965	195,318,514
TOTAL COMMON STOCKS (Cost $5,842,098,411)		9,874,024,989

SHORT-TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%
First American Government Obligations Fund - Class Z, 4.78% (b)	90,976,543	90,976,543
TOTAL SHORT-TERM INVESTMENTS (Cost $90,976,543)		90,976,543

TOTAL INVESTMENTS - 99.7% (Cost $5,933,074,954)		9,965,001,532
Other Assets in Excess of Liabilities - 0.3%		31,045,196
TOTAL NET ASSETS - 100.0%		$9,996,046,728

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Various inputs may be used to determine the value of the Fund's investments.  These inputs are summarized in three broad levels.  The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3

Common Stocks	$9,874,024,989	$–	$–
Money Market Funds	90,976,543	–	–
Total Investments	$9,965,001,532	$–	$–